Exhibit 10.33

SECURED PARTIES ARE EACH PARTY TO A SUBORDINATION AGREEMENT WITH Hercules Technology Growth Capital, Inc. AND ENFORCEMENT OF THIS SECURITY AGREEMENT AND PAYMENT OF THE NOTES IS SUBJECT TO SUCH SUBORDINATION AGREEMENT.

SECURITY AGREEMENT

This Security Agreement dated as of December 17, 2015 (this “Agreement”) by and among REACHLOCAL, INC., a Delaware corporation (“Debtor”), and each Holder from time to time party to a Note (as defined below) that is a signatory from time to time hereto (each a “Secured Party” and collectively the “Secured Parties”).

Debtor and the Secured Parties hereby agree as follows:

I.     Certain Definitions. Except as otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in any Convertible Second Lien Subordinated Note issued by Debtor for the benefit of a Secured Party, dated December 17, 2015 (each a “Note” and collectively, the “Notes”). As used in this Agreement, the following terms, unless the context otherwise requires, have the following meanings:

“Debtor’s Books” are Debtor’s or any of its Subsidiaries’ books and records including ledgers, federal, and state tax returns, records regarding Debtor’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Eligible Foreign Subsidiary” shall have the meaning set forth in the Senior Loan Agreement.

“Foreign Subsidiary” is a Subsidiary that is not an entity organized under the laws of the United States or any state thereof.

“FSHCO” is any direct or indirect Domestic Subsidiary substantially all of the assets of which consist of equity interests of one or more direct or indirect Foreign Subsidiaries other than Eligible Foreign Subsidiaries (or of such equity interests and debt of such Foreign Subsidiaries other than Eligible Foreign Subsidiaries).

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Minority Interests” shall have the meaning set forth in the Senior Loan Agreement.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency

“RL-Brazil” is ReachLocal Brazil Servicos Online de Marketing Limitada, a Limitada formed under the laws of Brazil.

“RL-Canada” is ReachLocal Canada, Inc., a Delaware corporation.

“Senior Loan Agreement” is that certain Loan and Security Agreement made and dated April 30, 2015, by and between Debtor and each of its Subsidiaries (other than any FSHCO) and each of its Eligible Foreign Subsidiaries, the several banks and other financial institutions or entities from time to time parties thereto as lenders, and Hercules Technology Growth Capital, Inc., as lender and administrative agent, as amended as of the date hereof.

“Subsidiary” is an entity, whether corporate, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls 50% or more of the outstanding voting securities. Unless otherwise specified, references herein to a Subsidiary means a Subsidiary of Debtor.

II.     Security Agreement.

A.     Grant. Debtor, for valuable consideration, the receipt of which is acknowledged, hereby grants to the Secured Parties a security interest in and Lien on all of the property described on Exhibit A attached hereto (the “Collateral”) now owned or at any time hereafter acquired by Debtor or in which Debtor now has or at any time in the future may acquire any right, title or interest.

B.     Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Parties of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) the Secured Parties shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

C.     Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until payment and performance in full of all of the Obligations (other than inchoate indemnity obligations).

III.     Obligations Secured. The security interest granted hereby secures the full and timely payment of all obligations of Debtor to pay principal and interest under the Notes and all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Debtor to the Secured Parties under the Notes, provided that the “Obligations” shall not include any obligations with respect to any equity investments, right to convert or other similar conversion right on obligations or any obligations under a warrant or similar instrument (such obligations, the “Obligations”).

IV.     Debtor’s Representations, Warranties And Covenants. Debtor hereby represents, warrants and covenants to the Secured Parties that:

A.     Debtor’s principal place of business is 21700 Oxnard St. Suite 1600, Woodland Hills, CA 91367 and Debtor keeps its records concerning accounts, contract rights and other property at that location. Other than with respect to information disclosed to the Secured Parties as of the hereof, Debtor will notify the Secured Parties 20 days prior to the establishment of any new place of business where any of the Collateral is kept, except if moved in the ordinary course of business. Debtor is a corporation organized under the laws of the State of Delaware. Debtor will notify the Secured Parties 20 days prior to changing either its form or jurisdiction of organization.

B.     Debtor will at all times keep in a manner reasonably satisfactory to the Secured Parties accurate and complete records of the Collateral and will keep such Collateral insured to the extent similarly situated companies insure their assets.

C.     Debtor shall not use the Collateral in violation of any applicable statute, ordinance, law or regulation or in violation of any insurance policy maintained by Debtor with respect to the Collateral, in each case to the extent such violation would reasonably be likely to result in a material adverse effect on Debtor.

D.     Other Financing Statements. Other than financing statements, security agreements, chattel mortgages, assignments, fixture filings and other agreements or instruments executed, delivered, filed or recorded for the purpose of granting or perfecting any Lien (collectively, “Financing Statements”) that may have priority as a matter of law, existing as of the date hereof and disclosed to the Secured Parties or arising after the date hereof in connection with Financing Statements in favor of the Secured Parties, no effective Financing Statement naming Debtor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

E.     Notices, Reports and Information. Debtor will (i) notify the Secured Parties of any material claim made or asserted against the Collateral by any Person or other event that could materially adversely affect the value of the Collateral or the Secured Parties’ Lien thereon; (ii) furnish to the Secured Parties such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Secured Parties may reasonably request, all in reasonable detail; and (iii) upon the reasonable request of the Secured Parties make such demands and requests for information and reports as Debtor is entitled to make in respect of the Collateral.

V.     Financing Statements. Debtor shall at its cost execute any Financing Statement in respect of any security interest created pursuant to this agreement that may at any time be required or that, in the reasonable opinion of the Secured Parties, may at any time be desirable. If any recording or filing thereof (or the filing of any statements of continuation or assignment of any Financing Statement) is required to protect and preserve such Lien, Debtor shall at its cost execute the same at the time and in the manner requested by Secured Parties (or any counsel on behalf of the Secured Parties). To the fullest extent permitted by applicable law, Debtor authorizes the Secured Parties (or any counsel on behalf of the Secured Parties) to file any such Financing Statements authorized hereunder without the signature of Debtor.

VI.     Debtor’s Rights Until Default. So long as an Event of Default does not exist, Debtor shall have the right to possess the Collateral, manage its property and sell its inventory in the ordinary course of business.

VII.     Event of Default. An “Event of Default” shall exist under this Agreement upon the occurrence of any default under the Notes, without demand or notice from the Secured Parties.

VIII.     Rights and Remedies on Event of Default.

A.     During the continuance of an Event of Default, the Secured Parties shall have the right to declare all Obligations to be immediately due and payable and the Secured Parties may exercise any and all rights and remedies hereunder or under applicable law; provided, however, if any Event of Default occurs as a consequence of the commencement of a bankruptcy or other insolvency proceeding by or against Debtor, all of the Obligations shall be automatically and immediately due and payable without further action or demand. Without limiting the generality of the foregoing, the Secured Parties shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Parties, in their sole discretion, may deem advisable, and the Secured Parties shall have the right to purchase at any such sale. Debtor agrees that a notice sent at least ten days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied: first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the Secured Parties’ reasonable attorneys’ fees and legal expenses; second, to the Secured Parties in satisfaction of the then unpaid Obligations; and third, to Debtor or as otherwise required by law. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, Debtor shall be liable for the deficiency, together with interest thereon at the rates set forth in the Notes, and the reasonable fees of any attorneys the Secured Parties employs to collect such deficiency; provided, however, that the foregoing shall not be deemed to require the Secured Parties to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against the Secured Parties arising out of the retention or sale or lease of the Collateral or other exercise of the Secured Parties’ rights and remedies with respect thereto. “UCC” means the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the “UCC” is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, the Secured Parties’ Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes on the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions. The rights and remedies with respect to Debtor and the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided under any other agreement, instrument or document to which Debtor is a party or by which it or any of the Collateral is bound or by law or equity.

B.     Debtor will upon request promptly execute and deliver all further instruments and documents, and take all further action that the Secured Parties may reasonably request in order to perfect, protect and maintain the priority of the security interest granted by this Agreement and to enable the Secured Parties to exercise and enforce its rights and remedies under this Agreement.

C.     Debtor hereby waives (a) the right to require the Secured Parties to proceed against any other person or against any other collateral it may hold; (b) other than as provided in the Notes, presentment, protest and notice of protest, demand and notice of nonpayment, demand of performance, notice of sale, and advertisement of sale, (c) following an Event of Default that is continuing, any right to the benefit of or to direct the application of any of the Collateral until the obligations (other than inchoate indemnity obligations) of Debtor shall have been paid in full, and (d) any defenses which may arise by reason of, or be based on, lack of diligence in collection.

D.     Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all of Debtor’s right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Debtor, its successors and assigns, and against all Persons claiming the Collateral sold or any part thereof under, by or through Debtor, its successors or assigns.

E.     Debtor appoints the Secured Parties, and any trustee, authorized agent or designee of the Secured Parties, with full power of substitution, as Debtor’s true and lawful attorney-in-fact, effective as of the date hereof, with power, upon the Secured Parties’ election, in its own name or in the name of Debtor, during the continuance of an Event of Default, (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into the Secured Parties’ possession, (ii) to sign and endorse any drafts against Debtor, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; (iii) to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to notify Persons obligated with respect to the Collateral to make payments directly to the Secured Parties; and, (vi) generally, to do, at the Secured Parties’ option and at Debtor’s expense, at any time, or from time to time, all acts and things that the Secured Parties deems reasonably necessary to protect, preserve and realize upon the Collateral and the Secured Parties’ security interest therein to effect the intent of this Agreement, all as fully and effectually as Debtor might or could do; and Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Obligations are outstanding.

F.     All of the Secured Parties’ rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

IX.     Secured Parties’ Rights; Debtor Waivers.

A.     The Secured Parties’ acceptance of partial or delinquent payment from Debtor under the Notes or hereunder, or the Secured Parties’ failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Debtor hereunder, or any right of the Secured Parties hereunder, and shall not affect in any way the right to require full performance at any time thereafter.

B.     Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling of the Collateral or other collateral or security for the Obligations; (ii) any right to require the Secured Parties (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in the Secured Parties’ power, or (D) other than as provided in the Notes, to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Secured Parties arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

C.     Debtor hereby agrees to indemnify each Secured Party, its principals and agents (the “Indemnified Parties”) for, and agrees to protect and hold each of them harmless from and against, any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever, which may at any time be imposed upon, incurred by or awarded against any Indemnified Party (other than as a result of such Indemnified Party’s own gross negligence or willful misconduct) as a result of the grant to any Secured Party of any interest in or to any of the Collateral or in connection with this Agreement.

X.     Insurance; Risk of Loss.

A.     Debtor shall maintain, at its expense, such public liability and third party property damage and business interruption insurance in such amounts and with such deductibles as it maintains as of the date hereof or as is customary for companies such as Debtor.

XI.     Termination; Reinstatement

A.     Termination. Upon the payment in full in cash of all Obligations under the Notes (other than the obligations that are intended to survive the termination of the Notes, as the case may be) or the conversion of the Notes into equity securities of Debtor pursuant to the terms of the Notes, and subject to Section XI(B) herein, this Agreement and the security interest and all other rights granted hereby shall automatically terminate and all rights to the Collateral shall revert to Debtor without any further action of the Secured Parties. Upon any such termination, the Secured Parties shall authorize Debtor to file any UCC-3 or other termination statements to evidence such termination, to release all security interest on the Collateral and to return such Collateral to Debtor. Furthermore, the Secured Parties shall, at Debtor’s expense and upon its written direction, execute and deliver to Debtor such documents (including UCC-3 termination statements) as Debtor shall reasonably request to evidence such termination, to release all security interest on the Collateral and to return such Collateral to Debtor.

B.     Reinstatement. This Agreement and the obligations of Debtor hereunder shall automatically be reinstated if and to the extent that for any reason any payment made pursuant to this Agreement is rescinded or must otherwise be restored or returned, whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to Debtor or as a result of any settlement or compromise with any person (including Debtor) in respect of such payment, and Debtor shall pay the Secured Parties on demand all of its reasonable costs and expenses (including reasonable fees of counsel) incurred by the Secured Parties in connection with such rescission or restoration.

XII.     Miscellaneous.

A.     Reserved.

B.     Amendment and Waiver. Subject to the restrictions and conditions of the Subordination Agreement dated December 17, 2015 by and among the Holders and Hercules Technology Growth Capital, Inc., neither this Agreement nor any part hereof may be changed, waived, or amended except by an instrument in writing signed by the Secured Parties and Debtor; and waiver on one occasion shall not operate as a waiver on any other occasion.

C.     Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses shown below such parties signature hereunder (or at such other addresses as shall be specified by notice given in accordance with this Section XII(C)).

D.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, the successors and assigns of the parties hereto, including, without limitation, all future holders of the Notes.

E.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

F.     Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

G.     Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

H.     Governing Law; Venue. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT. DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Debtor (A) agrees that any suit, action or proceeding against it arising out of or relating to this Agreement may be instituted in any U.S. federal court with applicable subject matter jurisdiction sitting in The City of New York; (B) waives, to the fullest extent permitted by applicable law, (i) any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding; and (ii) any claim that it may now or hereafter have that any such suit, action or proceeding in such a court has been brought in an inconvenient forum; and (C) submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding.

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

DEBTOR:

REACHLOCAL, INC.

By: /s/ Ross G. Landsbaum
Name: Ross G. Landsbaum
Title: CFO

Address: 21700 Oxnard St., Suite 1600
Woodland Hills, CA 91367

Email:

[Signature page to Security Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

SECURED PARTY:

VantagePoint Venture Partners III (Q), L.P.
By: VantagePoint Venture Associates III, L.L.C.

By: Alan E. Salzman
Alan E. Salzman, Managing Member

Address: 1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
Attn: Chief Financial Officer
With a copy addressed to
General Counsel

Email Address:

[Signature page to Security Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

SECURED PARTY:

VantagePoint Venture Partners III, L.P.
By: VantagePoint Venture Associates III, L.L.C.

By: Alan E. Salzman
Alan E. Salzman, Managing Member

Address: 1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
Attn: Chief Financial Officer
With a copy addressed to
General Counsel

Email Address:

[Signature page to Security Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

SECURED PARTY:

VantagePoint Venture Partners IV (Q), L.P.
By: VantagePoint Venture Associates IV, L.L.C.

By: Alan E. Salzman
Alan E. Salzman, Managing Member

Address: 1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
Attn: Chief Financial Officer
With a copy addressed to
General Counsel

Email Address:

[Signature page to Security Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

SECURED PARTY:

VantagePoint Venture Partners IV, L.P.
By: VantagePoint Venture Associates IV, L.L.C.

By: Alan E. Salzman
Alan E. Salzman, Managing Member

Address: 1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
Attn: Chief Financial Officer
With a copy addressed to
General Counsel

Email Address:

[Signature page to Security Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

SECURED PARTY:

VantagePoint Venture Partners IV Principals Fund, L.P.
By: VantagePoint Venture Associates IV, L.L.C.

By: Alan E. Salzman
Alan E. Salzman, Managing Member

Address: 1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
Attn: Chief Financial Officer
With a copy addressed to
General Counsel

Email Address:

[Signature page to Security Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

SECURED PARTY:

VantagePoint Venture Partners 2006 (Q), L.P.
By: VantagePoint Venture Associates 2006, L.L.C.

By: Alan E. Salzman
Alan E. Salzman, Managing Member

Address: 1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
Attn: Chief Financial Officer
With a copy addressed to
General Counsel

Email Address:

[Signature page to Security Agreement]

EXHIBIT A

COLLATERAL DESCRIPTION

The Collateral consists of (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles (including Intellectual Property); (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of Debtor whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Debtor and wherever located, and any of Debtor’s property in the possession or under the control of Secured Parties; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the above, the Collateral shall not include (i) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Debtor in any (a) first-tier Foreign Subsidiary other than an Eligible Foreign Subsidiary or RL-Brazil as provided in Section 7.12(b) of the Senior Loan Agreement, or (b) FSHCO, in each case, which shares entitle the holder thereof to vote for directors or any other matter, (ii) any interests in any second-tier or lower Foreign Subsidiary other than any Eligible Foreign Subsidiary or RL-Canada or its successors, (iii) any “intent to use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, (iv) nonassignable licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC), and (v) the Minority Interests until such Minority Interests are pledged as Collateral hereunder.

Terms used in this Exhibit A but not defined shall have the meaning given to such terms in the UCC.